SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT of 1934

DATE OF REPORT: September 30, 2003

(DATE OF EARLIEST EVENT REPORTED: n/a)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 Louisiana, Suite 3300, Houston, Tx		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

ITEM 5. Other Events

The Consolidated Statements of Financial Position of Enbridge Energy Company, Inc., at September 30, 2003 and December 31, 2002, have been prepared and are included as Exhibit 99.1 to this Form 8-K. Enbridge Energy Company, Inc., is the General Partner of Enbridge Energy Partners, L.P.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No. Description

99.1                                                   Consolidated Statements of Financial Position of Enbridge Energy Company, Inc. at September 30, 2003 and December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

By: Enbridge Energy Management, L.L.C.

as delegate of Enbridge Energy Company, Inc.
its General Partner

/s/ JODY L. BALKO

Jody L. Balko
Controller
(Duly Authorized Officer)

Date: January 5, 2004